                                                                  EXHIBIT 4-177


                                                                  CONFORMED COPY

                           THE DETROIT EDISON COMPANY
                              (2000 Second Avenue,
                            Detroit, Michigan 48226)

                                       TO
                             BANKERS TRUST COMPANY
                              (Four Albany Street,
                           New York, New York 10015)

                                              AS TRUSTEE

                            ------------------------

                                   INDENTURE
                          Dated as of November 1, 1990

                            ------------------------

                   SUPPLEMENTAL TO MORTGAGE AND DEED OF TRUST
                          DATED AS OF OCTOBER 1, 1924

                                 PROVIDING FOR

 (A) GENERAL AND REFUNDING MORTGAGE BONDS, SERIES KKP NO. 12, DUE SEPTEMBER 1,
                                     2020,

                                      AND

                         (B) RECORDING AND FILING DATA

                               TABLE OF CONTENTS*

                            ------------------------

                                                                  PAGE
                                                                  ----
PARTIES.....................................................        1
RECITALS
  Original Indenture and Supplementals......................        1
  Issue of Bonds under Indenture............................        1
  Bonds heretofore issued...................................        1
  Reason for creation of new series.........................        5
  Bonds to be Series KKP No. 12.............................        5
  Further Assurance.........................................        5
  Authorization of Supplemental Indenture...................        5
  Consideration for Supplemental Indenture..................        6

                                    PART I.
                     CREATION OF TWO HUNDRED EIGHTY-SEVENTH
                                SERIES OF BONDS
                     GENERAL AND REFUNDING MORTGAGE BONDS,
                               SERIES KKP NO. 12
Sec. 1. Terms of Bonds of Series KKP No. 12.................        6
Sec. 2. Redemption of Bonds of Series KKP No. 12............        7
Sec. 3. Redemption in Event of Acceleration.................        8
Sec. 4. Consent.............................................        9
Sec. 5. Form of Bonds of Series KKP No. 12..................        9
        Form of Trustee's Certificate.......................       13

                                    PART II.
                           RECORDING AND FILING DATA
Recording and filing of Original Indenture..................       20
Recording and filing of Supplemental Indentures.............       20
Recording of Certificates of Provision for Payment..........       24

                                   PART III.
                                  THE TRUSTEE
Terms and conditions of acceptance of trust by Trustee......       24

                                    PART IV.
                                 MISCELLANEOUS
Execution in Counterparts...................................       25
Testimonium.................................................       25
Execution...................................................       25
Acknowledgements............................................       26
Affidavit as to consideration and good faith................       27

------------------------
* This Table of Contents shall not have any bearing upon the interpretation of any of the terms or provisions of this Indenture.

PARTIES.                 SUPPLEMENTAL INDENTURE, dated as of the first day of
                         November, in the year one thousand nine hundred and ninety, between THE DETROIT EDISON COMPANY, a corporation organized and existing under the laws of the State of Michigan and a transmitting utility (hereinafter called the "Company"),
                         party of the first part, and BANKERS TRUST COMPANY, a
                         corporation organized and existing under the laws of the
                         State of New York, having its corporate trust office at Four
                         Albany Street, in the Borough of Manhattan, The City and
                         State of New York, as Trustee under the Mortgage and Deed of
                         Trust hereinafter mentioned (hereinafter called the
                         "Trustee"), party of the second part.

ORIGINAL                 WHEREAS, the Company has heretofore executed and delivered
INDENTURE AND            its Mortgage and Deed of Trust (hereinafter referred to as
SUPPLEMENTALS.           the "Original Indenture"), dated as of October 1, 1924, to the Trustee, for the security of all bonds of the Company
                         outstanding thereunder, and pursuant to the terms and
                         provisions of the Original Indenture, indentures dated as
                         of, respectively, June 1, 1925, August 1, 1927, February 1,
                         1931, June 1, 1931, October 1, 1932, September 25, 1935,
                         September 1, 1936, November 1, 1936, February 1, 1940,
                         December 1, 1940, September 1, 1947, March 1, 1950, November
                         15, 1951, January 15, 1953, May 1, 1953, March 15, 1954, May
                         15, 1955, August 15, 1957, June 1, 1959, December 1, 1966,
                         October 1, 1968, December 1, 1969, July 1, 1970, December
                         15, 1970, June 15, 1971, November 15, 1971, January 15,
                         1973, May 1, 1974, October 1, 1974, January 15, 1975,
                         November 1, 1975, December 15, 1975, February 1, 1976, June
                         15, 1976, July 15, 1976, February 15, 1977, March 1, 1977,
                         June 15, 1977, July 1, 1977, October 1, 1977, June 1, 1978,
                         October 15, 1978, March 15, 1979, July 1, 1979, September 1,
                         1979, September 15, 1979, January 1, 1980, April 1, 1980,
                         August 15, 1980, August 1, 1981, November 1, 1981, June 30,
                         1982, August 15, 1982, June 1, 1983, October 1, 1984, May 1,
                         1985, May 15, 1985, October 15, 1985, April 1, 1986, August
                         15, 1986, November 30, 1986, January 31, 1987, April 1,
                         1987, August 15, 1987, November 30, 1987, June 15, 1989,
                         July 15, 1989, December 1, 1989 and February 15, 1990
                         supplemental to the Original Indenture, have heretofore been entered into between the Company and the Trustee (the
                         Original Indenture and all indentures supplemental thereto together being hereinafter sometimes referred to as the
                         "Indenture"); and

ISSUE OF                 WHEREAS, the Indenture provides that said bonds shall be
BONDS UNDER              issuable in one or more series, and makes provision that the
INDENTURE.               rates of interest and dates for the payment thereof, the
                         date of maturity or dates of maturity, if of serial
                         maturity, the terms and rates of optional redemption (if
                         redeemable), the forms of registered bonds without coupons of any series and any other provisions and agreements in
                         respect thereof, in the Indenture provided and permitted, as the Board of Directors may determine, may be expressed in a supplemental indenture to be made by the Company to the
                         Trustee thereunder; and

BONDS HERETOFORE         WHEREAS, bonds in the principal amount of Five billion five
ISSUED.                  hundred eighty-one million five hundred thirty-seven
                         thousand dollars ($5,581,537,000) have heretofore been
                         issued under the Indenture as follows, viz:

                              (1)  Bonds of Series A                  -- Principal Amount $26,016,000,
                              (2)  Bonds of Series B                  -- Principal Amount $23,000,000,
                              (3)  Bonds of Series C                  -- Principal Amount $20,000,000,
                              (4)  Bonds of Series D                  -- Principal Amount $50,000,000,
                              (5)  Bonds of Series E                  -- Principal Amount $15,000,000,
                              (6)  Bonds of Series F                  -- Principal Amount $49,000,000,
                              (7)  Bonds of Series G                  -- Principal Amount $35,000,000,
                              (8)  Bonds of Series H                  -- Principal Amount $50,000,000,
                              (9)  Bonds of Series I                  -- Principal Amount $60,000,000,
                             (10)  Bonds of Series J                  -- Principal Amount $35,000,000,
                             (11)  Bonds of Series K                  -- Principal Amount $40,000,000,
                             (12)  Bonds of Series L                  -- Principal Amount $24,000,000,
                             (13)  Bonds of Series M                  -- Principal Amount $40,000,000,
                             (14)  Bonds of Series N                  -- Principal Amount $40,000,000,


                             (15)  Bonds of Series O                  -- Principal Amount $60,000,000,
                             (16)  Bonds of Series P                  -- Principal Amount $70,000,000,
                             (17)  Bonds of Series Q                  -- Principal Amount $40,000,000,
                             (18)  Bonds of Series W                  -- Principal Amount $50,000,000,
                             (19)  Bonds of Series BB                 -- Principal Amount $50,000,000,
                             (20)  Bonds of Series CC                 -- Principal Amount $50,000,000,
                          (21-28)  Bonds of Series DDP Nos. 1-8       -- Principal Amount $6,400,000,
                          (29-39)  Bonds of Series FFR Nos. 1-11      -- Principal Amount $6,500,000,
                          (40-54)  Bonds of Series GGP Nos. 1-6 and
                                   8-16                               -- Principal Amount $8,355,000,
                          (55-67)  Bonds of Series IIP Nos. 1-6 and
                                   8-14                               -- Principal Amount $470,000,
                          (68-73)  Bonds of Series JJP Nos. 1-6       -- Principal Amount $690,000,
                          (74-79)  Bonds of Series KKP Nos. 1-6       -- Principal Amount $1,590,000,
                          (80-92)  Bonds of Series LLP Nos. 1-6 and
                                   8-14                               -- Principal Amount $4,700,000,
                         (93-105)  Bonds of Series NNP Nos. 1-6 and
                                   8-14                               -- Principal Amount $8,450,000,
                        (106-114)  Bonds of Series OOP Nos. 1-9       -- Principal Amount $3,015,000,
                        (115-128)  Bonds of Series QQP Nos. 1-8 and
                                   10-15                              -- Principal Amount $9,710,000,
                        (129-135)  Bonds of Series TTP Nos. 1-7       -- Principal Amount $385,000,
                            (136)  Bonds of 1980 Series A             -- Principal Amount $50,000,000,
                        (137-153)  Bonds of 1980 Series CP Nos. 1-12
                                   and 13-17                          -- Principal Amount $26,000,000,
                        (154-164)  Bonds of 1980 Series DP Nos. 1-11  -- Principal Amount $10,750,000,
                        (165-169)  Bonds of 1981 Series AP Nos. 1-5   -- Principal Amount $4,000,000,

                 all of which have either been retired and cancelled, or no longer represent obligations of the Company, having been called for redemption and funds necessary to effect the payment, redemption and retirement thereof having been deposited with the Trustee as a special trust fund to be applied for such purpose;

                 (170) Bonds of Series R in the principal amount of One hundred million dollars ($100,000,000), all of which are outstanding at the date hereof;

                 (171) Bonds of Series S in the principal amount of One hundred fifty million dollars ($150,000,000), all of which are outstanding at the date hereof;

                 (172) Bonds of Series T in the principal amount of Seventy-five million dollars ($75,000,000), all of which are outstanding at the date hereof;

                 (173) Bonds of Series U in the principal amount of Seventy-five million dollars ($75,000,000), all of which are outstanding at the date hereof;

                 (174) Bonds of Series V in the principal amount of One hundred million dollars ($100,000,000), all of which are outstanding at the date hereof;

                 (175) Bonds of Series X in the principal amount of One hundred million dollars ($100,000,000), all of which are outstanding at the date hereof;

                 (176) Bonds of Series Y in the principal amount of Sixty million dollars ($60,000,000), all of which are outstanding at the date hereof;

                 (177) Bonds of Series Z in the principal amount of One hundred million dollars ($100,000,000), all of which are outstanding at the date hereof;

                 (178) Bonds of Series AA in the principal amount of One hundred million dollars ($100,000,000), all of which are outstanding at the date hereof;

                 (179) Bonds of Series DDP No. 9 in the principal amount of Seven million nine hundred five thousand dollars ($7,905,000), of which Two million four hundred thousand dollars ($2,400,000) principal amount have heretofore been retired and

                 Five million five hundred five thousand dollars ($5,505,000) principal amount are outstanding at the date hereof;

                 (180) Bonds of Series EE in the principal amount of Fifty million dollars ($50,000,000), of which Thirty million dollars ($30,000,000) principal amount have heretofore been retired and Twenty million dollars ($20,000,000) principal amount are outstanding at the date hereof;

                 (181-183) Bonds of Series FFR Nos. 12-14 in the principal amount of Thirty-nine million one hundred thousand dollars ($39,100,000), all of which are outstanding at the date hereof;

                 (184-190) Bonds of Series GGP Nos. 7 and 17-22 in the principal amount of Thirty-three million nine hundred forty-five thousand dollars ($33,945,000), of which Three million two hundred thousand dollars ($3,200,000) principal amount have heretofore been retired and Thirty million seven hundred forty-five thousand dollars ($30,745,000) principal amount are outstanding at the date hereof;

                 (191) Bonds of Series HH in the principal amount of Fifty million dollars ($50,000,000), all of which are outstanding at the date hereof;

                 (192-193) Bonds of Series MMP and MMP No. 2 in the principal amount of Five million four hundred thirty thousand dollars ($5,430,000), of which One million two hundred thirty-five thousand dollars ($1,235,000) principal amount have heretofore been retired and Four million one hundred ninety-five thousand dollars ($4,195,000) principal amount are outstanding at the date hereof;

                 (194-202) Bonds of Series IIP Nos. 7 and 15-22 in the principal amount of Three million two hundred eighty thousand dollars ($3,280,000), of which One hundred sixty-five thousand dollars ($165,000) principal amount have heretofore been retired and Three million one hundred fifteen thousand dollars ($3,115,000) principal amount are outstanding at the date hereof;

                 (203-204) Bonds of Series JJP Nos. 7-8 in the principal amount of Six million one hundred sixty thousand dollars ($6,160,000), of which Four hundred eighty-five thousand dollars ($485,000) principal amount have heretofore been retired and Five million six hundred seventy-five thousand dollars ($5,675,000) are outstanding at the date hereof;

                 (205-209) Bonds of Series KKP Nos. 7-11 in the principal amount of Seventy-three million forty-five thousand dollars ($73,045,000), of which One million five thousand dollars ($1,005,000) principal amount have heretofore been retired and Seventy-two million forty thousand dollars ($72,040,000) are outstanding at the date hereof;

                 (210-211) Bonds of Series LLP Nos. 7 and 15 in the principal amount of Four million one hundred fifty thousand dollars ($4,150,000), of which Three million seven hundred fifteen thousand dollars ($3,715,000) principal amount have heretofore been retired and Four hundred thirty-five thousand dollars ($435,000) principal amount are outstanding at the date hereof;

                 (212-219) Bonds of Series NNP Nos. 7 and 15-21 in the principal amount of Thirty-nine million five hundred thousand ($39,500,000), of which Two million four hundred seventy-five thousand dollars ($2,475,000) principal amount have heretofore been retired and Thirty-seven million twenty-five thousand dollars ($37,025,000) principal amount are outstanding at the date hereof;

                 (220-228) Bonds of Series OOP Nos. 10-18 in the principal amount of Fifteen million eight hundred sixty-five thousand dollars ($15,865,000), of which Two hundred eighty thousand dollars ($280,000) principal amount have heretofore been retired and Fifteen million five hundred eighty-five thousand dollars ($15,585,000) are outstanding at the date hereof;

                 (229) Bonds of Series PP in the principal amount of Seventy million dollars ($70,000,000), all of which are outstanding at the date hereof;

                 (230-234) Bonds of Series QQP Nos. 9 and 16-19 in the principal amount of Three million nine hundred forty thousand dollars ($3,940,000), all of which are outstanding at the date hereof;

                 (235) Bonds of Series RR in the principal amount of Seventy million dollars ($70,000,000), all of which are outstanding at the date hereof;

                 (236) Bonds of Series SS in the principal amount of One hundred fifty million dollars ($150,000,000), of which Seventy million dollars ($70,000,000) principal amount have heretofore been retired and Eighty million dollars ($80,000,000) principal amount are outstanding at the date hereof;

                 (237-244) Bonds of Series TTP Nos. 8-15 in the principal amount of Three million four hundred fifteen thousand dollars ($3,415,000), all of which are outstanding at the date hereof;

                 (245) Bonds of Series UU in the principal amount of One hundred million dollars ($100,000,000), all of which are outstanding at the date hereof;

                 (246) Bonds of 1980 Series B in the principal amount of One hundred million dollars ($100,000,000), of which Fifty-nine million eight hundred fifty thousand dollars ($59,850,000) principal amount have heretofore been retired and Forty million one hundred fifty thousand dollars ($40,150,000) principal amount are outstanding at the date hereof;

                 (247-254) Bonds of 1980 Series CP Nos. 18-25 in the principal amount of Nine million dollars ($9,000,000), all of which are outstanding at the date hereof;

                 (255-265) Bonds of 1981 Series AP Nos. 6-16 in the principal amount of One hundred twenty million dollars ($120,000,000), all of which are outstanding at the date hereof;

                 (266) Bonds of 1984 Series AP in the principal amount of Two million four hundred thousand dollars ($2,400,000), all of which are outstanding at the date hereof;

                 (267) Bonds of 1984 Series BP in the principal amount of Seven million seven hundred fifty thousand dollars ($7,750,000), all of which are outstanding at the date hereof;

                 (268) Bonds of 1985 Series A in the principal amount of Thirty-five million dollars ($35,000,000), all of which are outstanding at the date hereof;

                 (269) Bonds of 1985 Series B in the principal amount of Fifty million dollars ($50,000,000), all of which are outstanding at the date hereof;

                 (270) Bonds of 1986 Series A in the principal amount of Two hundred million dollars ($200,000,000), all of which are outstanding at the date hereof;

                 (271) Bonds of 1986 Series B in the principal amount of One hundred million dollars ($100,000,000), all of which are outstanding at the date hereof;

                 (272) Bonds of 1986 Series C in the principal amount of Two hundred million dollars ($200,000,000), all of which are outstanding at the date hereof;

                 (273) Bonds of 1987 Series A in the principal amount of Three hundred million dollars ($300,000,000), all of which are outstanding at the date hereof;

                 (274) Bonds of 1987 Series B in the principal amount of One hundred seventy-five million dollars ($175,000,000), all of which are outstanding at the date hereof;

                 (275) Bonds of 1987 Series C in the principal amount of Two hundred twenty-five million dollars ($225,000,000), all of which are outstanding at the date hereof;

                 (276) Bonds of 1987 Series D in the principal amount of Two hundred fifty million dollars ($250,000,000), all of which are outstanding at the date hereof;

                 (277) Bonds of 1987 Series E in the principal amount of One hundred fifty million dollars ($150,000,000), all of which are outstanding at the date hereof;

                 (278) Bonds of 1987 Series F in the principal amount of Two hundred million dollars ($200,000,000), all of which are outstanding at the date hereof;

                 (279) Bonds of 1989 Series A in the principal amount of Three hundred million dollars ($300,000,000), all of which are outstanding at the date hereof;

                 (280) Bonds of 1989 Series BP in the principal amount of Sixty-six million five hundred sixty-five thousand ($66,565,000), all of which are outstanding at the date hereof;

                 (281) Bonds of 1990 Series A in the principal amount of One hundred ninety-four million six hundred forty-nine thousand ($194,649,000) of which Six million two hundred seventy-nine thousand ($6,279,000) principal amount have heretofore been retired and One hundred eighty-eight million three hundred seventy thousand ($188,370,000) principal amount are outstanding at the date hereof;

                 (282) Bonds of 1990 Series B in the principal amount of Two hundred fifty-six million nine hundred thirty-two thousand ($256,932,000) of which Nine million five hundred sixteen thousand ($9,516,000) principal amount have heretofore been retired and Two hundred forty-seven million four hundred sixteen thousand ($247,416,000) principal amount are outstanding at the date hereof; and

                 (283) Bonds of 1990 Series C in the principal amount of Eighty-five million four hundred seventy-five thousand ($85,475,000) of which Three million four hundred nineteen thousand ($3,419,000) principal amount have heretofore been retired and Eighty-two million fifty-six thousand ($82,056,000) principal amount are outstanding at the date hereof;

                 and, accordingly, of the bonds so issued, Four billion four hundred nineteen million four hundred eight-two thousand dollars ($4,419,482,000) principal amount are outstanding at the date hereof; and

REASON FOR         WHEREAS, the County of Monroe, Michigan has agreed to
CREATION OF issue and sell $50,745,000 principal amount of its Pollution NEW SERIES. Control Revenue Bonds (The Detroit Edison Company Monroe and
                 Fermi Plants Project), Collateralized Series I-1990 so as to provide funds for the purchase and construction of certain pollution control facilities installed in the Company's
                 Fermi 2 Plant; and

                   WHEREAS, the Company has entered into an Installment Sales
                 Contract, dated as of March 1, 1977 and amended as of September 1, 1979, October 15, 1985, July 1, 1989, December 1, 1989 and November 1, 1990 with the County of Monroe, in order to purchase certain pollution control facilities, and pursuant to such Installment Sales Contract the Company has agreed to issue its General and Refunding Mortgage Bonds under the Indenture in order further to secure its obligations under such Installment Sales Contract; and

                   WHEREAS, for such purposes the Company desires to issue
                 new series of bonds to be issued under the Indenture and to be authenticated and delivered pursuant to Section 8 of
                 Article III of the Indenture; and

BONDS TO BE        WHEREAS, the Company desires by this Supplemental
SERIES KKP       Indenture to create such new series of bonds, to be
NO. 12           designated "General and Refunding Mortgage Bonds, Series KKP
                 No. 12"; and

FURTHER            WHEREAS, the Original Indenture, by its terms, includes in
ASSURANCE.       the property subject to the lien thereof all of the estates and properties, real, personal and mixed, rights, privileges and franchises of every nature and kind and wheresoever situate, then or thereafter owned or possessed by or belonging to the Company or to which it was then or at any time thereafter might be entitled in law or in equity
                 (saving and excepting, however, the property therein specifically excepted or released from the lien thereof), and the Company therein covenanted that it would, upon reasonable request, execute and deliver such further instruments as may be necessary or proper for the better assuring and confirming unto the Trustee all or any part of the trust estate, whether then or thereafter owned or acquired by the Company (saving and excepting, however, property specifically excepted or released from the lien thereof); and

AUTHORIZATION         WHEREAS, the Company in the exercise of the powers and
OF SUPPLEMENTAL     authority conferred upon and reserved to it under and by
INDENTURE.          virtue of the provisions of the Indenture, and pursuant to resolutions of its Board of Directors has duly resolved and determined to make, execute and deliver to the Trustee a supplemental indenture in the form hereof for the purposes herein provided; and

                      WHEREAS, all conditions and requirements necessary to make this Supplemental Indenture a valid and legally binding instrument in accordance with its terms have been done, performed and fulfilled, and the execution and delivery hereof have been in all respects duly authorized;

CONSIDERATION         NOW, THEREFORE, THIS INDENTURE WITNESSETH: That The
FOR SUPPLEMENTAL    Detroit Edison Company, in consideration of the premises and
INDENTURE.          of the covenants contained in the Indenture and of the sum of One Dollar ($1.00) and other good and valuable consideration to it duly paid by the Trustee at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, hereby covenants and agrees to and with the Trustee and its successors in the trusts under the Original Indenture and in said indentures supplemental thereto as follows:

                      PART I.
                      CREATION OF TWO HUNDRED EIGHTY-SEVENTH
                    SERIES OF BONDS.
                      GENERAL AND REFUNDING MORTGAGE BONDS,
                    SERIES KKP NO. 12

CERTAIN TERMS         SECTION 1. The Company hereby creates the Two hundred
OF BONDS OF         Eighty-seventh series of bonds to be issued under and
SERIES KKP          secured by the Original Indenture as amended to date and as
NO. 12              further amended by this Supplemental Indenture, to be
                    designated, and to be distinguished from the bonds of all other series, by the title "General and Refunding Mortgage
                    Bonds, Series KKP No. 12" (elsewhere herein referred to as the "bonds of Series KKP No. 12"). The aggregate principal amount of bonds of Series KKP No. 12 shall be limited to Fifty million seven hundred and forty-five thousand dollars
                    ($50,745,000), except as provided in Sections 7 and 13 of
                    Article II of the Original Indenture with respect to exchanges and replacements of bonds.

                      Each bond of Series KKP No. 12 is to be irrevocably
                    assigned to, and registered in the name of, Manufacturers National Bank of Detroit, as trustee, or a successor trustee (said trustee or any successor trustee being hereinafter referred to as the "Monroe Trust Indenture Trustee"), under the Trust Indenture, dated as of March 1, 1977, as amended September 1, 1979, October 15, 1985, July 1, 1989, December 1, 1989 and November 1, 1990 (hereinafter called the " Monroe Trust Indenture"), between the County of Monroe, Michigan (hereinafter called "Monroe"), and the Monroe Trust Indenture Trustee, to secure payment of the County of Monroe, Michigan, Pollution Control Revenue Bonds (The Detroit Edison Company Monroe and Fermi Plants Project), Collateralized Series I-1990 (hereinafter called the "Monroe Revenue Bonds"), issued by Monroe under the Monroe Trust Indenture, the proceeds of which (other than any accrued interest thereon) have been provided for the acquisition and construction of certain pollution control facilities which the Company has agreed to purchase pursuant to the provisions of the Installment Sales Contract, dated as of March 1, 1977, as amended as of September 1, 1979, as of October 15, 1985, as of July 1, 1989, as of December 1, 1989 and as of November 1, 1990 (hereinafter called the "Monroe Contract"), between the Company and Monroe.

                      The bonds of Series KKP No. 12 shall be issued as
                    registered bonds without coupons in denominations of a multiple of $5,000. The bonds of Series KKP No. 12 shall be issued in the aggregate principal amount of $50,745,000, shall mature on September 1, 2020 and shall bear interest, payable semi-annually on March 1 and September 1 of each year (commencing March 1, 1991), at the rate of 7.65%, until the principal thereof shall have become due and payable and thereafter until the Company's obligation with respect to the payment of said principal shall have been discharged as provided in the Indenture.

                      The bonds of Series KKP No. 12 shall be payable as to
                    principal, premium, if any, and interest as provided in the Indenture, but only to the extent and in the manner herein provided. The bonds of Series KKP No. 12 shall be payable, both as to principal and interest, at the office or agency of the Company in the Borough of Manhattan, The City and State of New York, in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts.

                      Except as provided herein, each bond of Series KKP No. 12
                    shall be dated the date of its authentication and interest shall be payable on the principal represented thereby from the March 1 or September 1 next preceding the date thereof to which interest has been paid on bonds of Series KKP No. 12, unless the bond is authenticated on a date to which interest has been paid, in which case interest shall be payable from the date of authentication, or unless the date of authentication is prior to March 1, 1991, in which case interest shall be payable from November 1, 1990.

                      The bonds of Series KKP No. 12 in definitive form shall
                    be, at the election of the Company, fully engraved or shall be lithographed or printed in authorized denominations as aforesaid and numbered 1 and upwards (with such further designation as may be appropriate and desirable to indicate by such designation the form, series and denominations of bonds of Series KKP No. 12). Until bonds of Series KKP No. 12 in definitive form are ready for delivery, the Company may execute, and upon its request in writing the Trustee shall authenticate and deliver in lieu thereof, bonds of Series KKP No. 12 in temporary form, as provided in Section 10 of Article II of the Indenture. Temporary bonds of Series KKP No. 12, if any, may be printed and may be issued in authorized denominations in substantially the form of definitive bonds of Series KKP No. 12, but with such omissions, insertions and variations as may be appropriate for temporary bonds, all as may be determined by the Company.

                      Bonds of Series KKP No. 12 shall not be assignable or
                    transferable except as may be required to effect a transfer to any successor trustee under the Monroe Trust Indenture, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an Event of Default under the Monroe Trust Indenture. Any such transfer shall be made upon surrender thereof for cancellation at the office or agency of the Company in the Borough of Manhattan, The City and State of New York, together with a written instrument of transfer (if so required by the Company or by the Trustee) in form approved by the Company duly executed by the holder or by its duly authorized attorney. Bonds of Series KKP No. 12 shall in the same manner be exchangeable for a like aggregate principal amount of bonds of Series KKP No. 12 upon the terms and conditions specified herein and in
                    Section 7 of Article II of the Indenture. The Company waives its rights under Section 7 of Article II of the Indenture not to make exchanges or transfers of bonds of Series KKP No. 12, during any period of ten days next preceding any redemption date for such bonds.

                      Bonds of Series KKP No. 12, in definitive and temporary
                    form, may bear such legends as may be necessary to comply with any law or with any rules or regulations made pursuant thereto or as may be specified in the Monroe Contract.

                    Upon payment of the principal or premium, if any, or
                  interest on the Monroe Revenue Bonds, whether at maturity or prior to maturity by redemption or otherwise, or upon provision for the payment thereof having been made in accordance with Article IX of the Monroe Trust Indenture, bonds of Series KKP No. 12 in a principal amount equal to the principal amount of such Monroe Revenue Bonds, shall, to the extent of such payment of principal, premium or interest, be deemed fully paid and the obligation of the Company thereunder to make such payment shall forthwith cease and be discharged, and, in the case of the payment of principal and premium, if any, such bonds shall be surrendered for cancellation or presented for appropriate notation to the Trustee.

REDEMPTION          SECTION 2. Bonds of Series KKP No. 12 shall be redeemed on
OF BONDS          the respective dates and in the respective principal amounts
OF SERIES KKP     which correspond to the redemption dates for, and the
NO. 12            principal amounts to be redeemed of, the Monroe Revenue
                  Bonds.

                  In the event the Company elects to redeem any Monroe Revenue Bonds prior to maturity in accordance with the provisions of the Monroe Trust Indenture, the Company shall on the same date redeem bonds of Series KKP No. 12 in principal amounts and at redemption prices corresponding to the Monroe Revenue Bonds so redeemed. The Company agrees to give the Trustee notice of any such redemption of bonds of Series KKP No. 12 on the same date as it gives notice of redemption of Monroe Revenue Bonds to the Monroe Trust Indenture Trustee.

REDEMPTION          SECTION 3. In the event of an Event of Default under the
OF BONDS OF       Monroe Trust Indenture and the acceleration of all Monroe
SERIES KKP        Revenue Bonds, the bonds of Series KKP No. 12 shall be
NO. 12 IN EVENT   redeemable in whole upon receipt by the Trustee of a written
OF ACCELERATION   demand (hereinafter called a "Redemption Demand") from the
OF MONROE         Monroe Trust Indenture Trustee stating that there has
REVENUE BONDS.    occurred under the Monroe Trust Indenture both an Event of
                  Default and a declaration of acceleration of payment of principal, accrued interest and premium, if any, on the Monroe Revenue Bonds, specifying the last date to which interest on the Monroe Revenue Bonds has been paid (such date being hereinafter referred to as the "Initial Interest
                  Accrual Date") and demanding redemption of the bonds of said series. The Trustee shall, within five days after receiving such Redemption Demand, mail a copy thereof to the Company marked to indicate the date of its receipt by the Trustee.
                  Promptly upon receipt by the Company of such copy of a Redemption Demand, the Company shall fix a date on which it will redeem the bonds of said series so demanded to be redeemed (hereinafter called the "Demand Redemption Date").
                  Notice of the date fixed as the Demand Redemption Date shall be mailed by the Company to the Trustee at least ten days prior to such Demand Redemption Date. The date to be fixed by the Company as and for the Demand Redemption Date may be any date up to and including the earlier of (x) the 60th day after receipt by the Trustee of the Redemption Demand or (y) the maturity date of such bonds first occurring following the 20th day after the receipt by the Trustee of the Redemption Demand; provided, however, that if the Trustee shall not have received such notice fixing the Demand
                  Redemption Date on or before the 10th day preceding the earlier of such dates, the Demand Redemption Date shall be deemed to be the earlier of such dates. The Trustee shall mail notice of the Demand Redemption Date (such notice being hereinafter called the "Demand Redemption Notice") to the Monroe Trust Indenture Trustee not more than ten nor less than five days prior to the Demand Redemption Date.

                   Each bond of Series KKP No. 12 shall be redeemed by the
                 Company on the Demand Redemption Date therefore upon surrender thereof by the Monroe Trust Indenture Trustee to the Trustee at a redemption price equal to the principal amount thereof plus accrued interest thereon at the rate specified for such bond from the Initial Interest Accrual Date to the Demand Redemption Date plus an amount equal to the aggregate premium, if any, due and payable on such Demand Redemption Date on all Monroe Revenue Bonds; provided, however, that in the event of a receipt by the Trustee of a notice that, pursuant to Section 1010 of the Monroe Trust Indenture, the Monroe Trust Indenture Trustee has terminated proceedings to enforce any right under the Monroe Trust Indenture, then any Redemption Demand shall thereby be rescinded by the Monroe Trust Indenture Trustee, and no Demand Redemption Notice shall be given, or, if already given, shall be automatically annulled; but no such rescission or annulment shall extend to or affect any subsequent default or impair any right consequent thereon.

                   Anything herein contained to the contrary notwithstanding, the Trustee is not authorized to take any action pursuant to a Redemption Demand and such Redemption Demand shall be of no force or effect, unless it is executed in the name of the Monroe Trust Indenture Trustee by its President or one of its Vice Presidents.

CONSENT. SECTION 4. The holders of the bonds of Series KKP No. 12, by their acceptance of and holding thereof, consent and agree that bonds of any series may be issued which mature on a date or dates later than October 1, 2024 and also consent to the deletion from the first paragraph of Section 5 of
                 Article II of the Indenture of the phrase "but in no event later than October 1, 2024". Such holders further agree that
                 (a) such consent shall, for all purposes of Article XV of the Indenture and without further action on the part of such holders, be deemed the affirmative vote of such holders at any meeting called pursuant to said Article XV for the purpose of approving such deletion, and (b) such deletion shall become effective at such time as not less than eighty-five per cent (85%) in principal amount of bonds outstanding under the Indenture shall have consented thereto substantially in the manner set forth in this Section 4, or in writing, or by affirmative vote cast at a meeting called pursuant to said Article XV, or by any combination thereof.

FORM OF BONDS      SECTION 5. The bonds of Series KKP No. 12 and the form of
OF SERIES KKP    Trustee's Certificate to be endorsed on such bonds shall be
NO. 12.          substantially in the following forms, respectively:

                             [FORM OF FACE OF BOND]

                           THE DETROIT EDISON COMPANY
                      GENERAL AND REFUNDING MORTGAGE BOND
                 SERIES KKP NO. 12, 7.65% DUE SEPTEMBER 1, 2020

                    Notwithstanding any provisions hereof or in the Indenture, this bond is not assignable or transferable except as may be required to effect a transfer to any successor trustee under the Trust Indenture, dated as of March 1, 1977 and amended as of September 1, 1979, October 15, 1985, July 1, 1989, December 1, 1989 and November 1, 1990 between the County of Monroe, Michigan and Manufacturers National Bank of Detroit, as trustee, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an Event of Default under said Trust Indenture.

                    $.........                                    No..........

                    THE DETROIT EDISON COMPANY (hereinafter called the
                  "Company"), a corporation of the State of Michigan, for value received, hereby promises to pay to Manufacturers National Bank of Detroit, as trustee, or registered assigns, at the Company's office or agency in the Borough of Manhattan, The City and State of New York, the principal sum
                  of            dollars ($)            in lawful money of the
                  United States of America on the date specified in the title hereof and interest thereon at the rate specified in the title hereof, in like lawful money, from November 1, 1990, and after the first payment of interest on bonds of this Series has been made or otherwise provided for, from the most recent date to which interest has been paid or otherwise provided for, semi-annually on March 1 and September 1 of each year (commencing March 1, 1991), until the Company's obligation with respect to payment of said principal shall have been discharged, all as provided, to the extent and in the manner specified in the Indenture hereinafter mentioned on the reverse hereof and in the supplemental indenture pursuant to which this bond has been issued.

                    Under a Trust Indenture, dated as of March 1, 1977 and
                  amended as of September 1, 1979, October 15, 1985, July 1, 1989, December 1, 1989 and November 1, 1990 (hereinafter called the "Monroe Trust Indenture"), between the County of Monroe, Michigan (hereinafter called "Monroe"), and Manufacturers National Bank of Detroit, as trustee (hereinafter called the "Monroe Trust Indenture Trustee"), Monroe has issued Pollution Control Revenue Bonds (The Detroit Edison Company Monroe and Fermi Plants Project), Collateralized Series I-1990 (hereinafter called the "Monroe Revenue Bonds"). This bond was originally issued to Monroe and simultaneously irrevocably assigned to the Monroe Trust Indenture Trustee so as to secure the payment of the Monroe Revenue Bonds. Payments of principal of, or premium, if any, or interest on, Monroe Revenue Bonds shall constitute like payments on this bond as further provided herein and in the supplemental indenture pursuant to which this bond has been issued.

                    Reference is hereby made to such further provisions of
                  this bond set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though set forth at this place.

                    This bond shall not be valid or become obligatory for any
                  purpose until Bankers Trust Company, the Trustee under the Indenture hereinafter mentioned on the reverse hereof, or its successor thereunder, shall have signed the form of certificate endorsed hereon.

                    IN WITNESS WHEREOF, THE DETROIT EDISON COMPANY has caused
                  this instrument to be executed by its Chairman of the Board and its Executive Vice President and Chief Financial Officer or a Vice President, with their manual or facsimile signatures, and its corporate seal, or a facsimile thereof, to be impressed or imprinted hereon and the same to be attested by its Secretary or an Assistant Secretary with his or her manual or facsimile signature.


                  Dated:                            THE DETROIT EDISON COMPANY

                                                 By ............................
                                                    Chairman of the Board

                                                    ............................
                                                    Executive Vice President
Attest:                                             and Chief Financial Officer

 ............................
Secretary

                           [FORM OF REVERSE OF BOND]

                    This bond is one of an authorized issue of bonds of the
                  Company, unlimited as to amount except as provided in the Indenture hereinafter mentioned or any indentures supplemental thereto, and is one of a series of General and Refunding Mortgage Bonds known as Series KKP No. 12, limited to an aggregate principal amount of $50,745,000, except as otherwise provided in the Indenture hereinafter mentioned. This bond and all other bonds of said series are issued and to be issued under, and are all equally and ratably secured (except insofar as any sinking, amortization, improvement or analogous fund, established in accordance with the provisions of the Indenture hereinafter mentioned, may afford additional security for the bonds of any particular series and except as provided in Section 3 of Article VI of said Indenture) by an Indenture, dated as of October 1, 1924, duly executed by the Company to Bankers Trust Company, a corporation of the State of New York, as Trustee, to which Indenture and all indentures supplemental thereto (including the Supplemental Indenture dated as of November 1, 1990) reference is hereby made for a description of the properties and franchises mortgaged and conveyed, the nature and extent of the security, the terms and conditions upon which the bonds are issued and under which additional bonds may be issued, and the rights of the holders of the bonds and of the Trustee in respect of such security (which Indenture and all indentures supplemental thereto, including the Supplemental Indenture dated as of November 1, 1990, are hereinafter collectively called the "Indenture"). As provided in the Indenture, said bonds may be for various principal sums and are issuable in series, which may mature at different times, may bear interest at different rates and may otherwise vary as in said Indenture provided. With the consent of the Company and to the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and of the holders of the bonds and the terms and provisions of the Indenture, or of any indenture supplemental thereto, may be modified or altered in certain respects by affirmative vote of at least eighty-five percent (85%) in amount of the bonds then outstanding, and, if the rights of one or more, but less than all, series of bonds then outstanding are to be affected by the action proposed to be taken, then also by affirmative vote of at least eighty-five percent (85%) in amount of the series of bonds so to be affected (excluding in every instance bonds disqualified from voting by reason of the Company's interest therein as specified in the Indenture); provided, however, that, without the consent of the holder hereof, no such modification or alteration shall, among other things, affect the terms of payment of the principal of or the interest on this bond, which in those respects is unconditional.

                    The holders of the bonds of Series KKP No. 12, by their
                  acceptance of and holding thereof, consent and agree that bonds of any series may be issued which mature on a date or dates later than October 1, 2024 and also consent to the deletion from the first paragraph of Section 5 of Article II of the Indenture of the phrase "but in no event later than October 1, 2024,". Such holders further agree that (a) such consent shall, for all purposes of Article XV of the Indenture and without further action on the part of such holders, be deemed the affirmative vote of such holders at any meeting called pursuant to said Article XV for the purpose of approving such deletion, and (b) such deletion shall become effective at such time as not less than eighty-five per cent (85%) in principal amount of bonds outstanding under the Indenture shall have consented thereto substantially in the manner set forth in Section 4 of Part I of the Supplemental Indenture dated as of November 1, 1990, or in writing, or by affirmative vote cast at a meeting called pursuant to said Article XV, or by any combination thereof.

                    This bond is redeemable upon the terms and conditions set
                  forth in the Indenture, including provision for redemption upon demand of the Monroe Trust Indenture Trustee following the occurrence of an Event of Default under the Monroe Trust Indenture and the acceleration of the principal of the Monroe Revenue Bonds.

                    Under the Indenture, funds may be deposited with the
                  Trustee (which shall have become available for payment), in advance of the redemption date of any of the bonds of Series KKP No. 12 (or portions thereof), in trust for the redemption of such bonds (or portions thereof) and the interest due or to become due thereon, and thereupon all obligations of the Company in respect of such bonds (or portions thereof) so to be redeemed and such interest shall cease and be discharged, and the holders thereof shall thereafter be restricted exclusively to such funds for any and all claims of whatsoever nature on their part under the Indenture or with respect to such bonds (or portions thereof) and interest.

                    In case an event of default, as defined in the Indenture,
                  shall occur, the principal of all the bonds issued thereunder may become or be declared due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

                    Upon payment of the principal of, or premium, if any, or
                  interest on, the Monroe Revenue Bonds, whether at maturity or prior to maturity by redemption or otherwise or upon provision for the payment thereof having been made in accordance with Article IX of the Monroe Trust Indenture, bonds of Series KKP No. 12 in a principal amount equal to the principal amount of such Monroe Revenue Bonds and having both a corresponding maturity date and interest rate shall, to the extent of such payment of principal, premium or interest, be deemed fully paid and the obligation of the Company thereunder to make such payment shall forthwith cease and be discharged, and, in the case of the payment of principal and premium, if any, such bonds of said series shall be surrendered for cancellation or presented for appropriate notation to the Trustee.

                    This bond is not assignable or transferable except as may
                  be required to effect a transfer to any successor trustee under the Monroe Trust Indenture, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an Event of Default under the Monroe Trust Indenture. Any such transfer shall be made by the registered holder hereof, in person or by his attorney duly authorized in writing, on the books of the Company kept at its office or agency in the Borough of Manhattan, The City and State of New York, upon surrender and cancellation of this bond, and thereupon, a new registered bond of the same series of authorized denominations for a like aggregate principal amount will be issued to the transferee in exchange therefor, and this bond with others in like form may in like manner be exchanged for one or more new bonds of the same series of other authorized denominations, but of the same aggregate principal amount, all as provided and upon the terms and conditions set forth in the Indenture, and upon payment, in any event, of the charges prescribed in the Indenture.

                    No recourse shall be had for the payment of the principal
                  of or the interest on this bond, or for any claim based hereon or otherwise in respect hereof or of the Indenture, or of any indenture supplemental thereto, against any incorporator, or against any past, present or future stockholder, director or officer, as such, of the Company, or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether for amounts unpaid on stock subscriptions or by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise howsoever; all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released by every holder or owner hereof, as more fully provided in the Indenture.

                           [FORM OF TRUSTEE'S CERTIFICATE]

FORM OF              This bond is one of the bonds, of the series designated
TRUSTEE'S          therein, described in the within-mentioned Indenture.
CERTIFICATE.

                                              BANKERS TRUST COMPANY,

                                                             as Trustee

                                              By ...........................
                                                Authorized Officer

                                    PART II.
                           RECORDING AND FILING DATA

RECORDING AND          The Original Indenture and indentures supplemental
FILING OF ORIGINAL thereto have been recorded and/or filed and Certificates of
INDENTURE.         Provision for Payment have been recorded as hereinafter set forth.

                       The Original Indenture has been recorded as a real
                   estate mortgage and filed as a chattel mortgage in the offices of the respective Registers of Deeds of certain counties in the State of Michigan as set forth in the Supplemental Indenture dated as of September 1, 1947, has been recorded as a real estate mortgage in the office of the Register of Deeds of Genesee County, Michigan as set forth in the Supplemental Indenture dated as of May 1, 1974, has been filed in the Office of the Secretary of State of Michigan on November 16, 1951 and has been filed and recorded in the office of the Interstate Commerce Commission on December 8, 1969.

RECORDING AND          Pursuant to the terms and provisions of the Original
FILING OF          Indenture, indentures supplemental thereto heretofore
SUPPLEMENTAL       entered into have been recorded as a real estate mortgage
INDENTURES.        and/or filed as a chattel mortgage or as a financing
                   statement in the offices of the respective Registers of Deeds of certain counties in the State of Michigan, the Office of the Scretary of State of Michigan and the Office of the Interstate Commerce Commission, as set forth in supplemental indentures as follows:

                                                                                             RECORDED AND/OR
                                                                                          FILED AS SET FORTH IN
                                   SUPPLEMENTAL                      PURPOSE OF               SUPPLEMENTAL
                                    INDENTURE                       SUPPLEMENTAL                INDENTURE
                                   DATED AS OF                       INDENTURE                DATED AS OF:
                                   ------------                     ------------          ---------------------
                        June 1, 1925(a)(b)................  Series B Bonds                February 1, 1940
                        August 1, 1927(a)(b)..............  Series C Bonds                February 1, 1940
                        February 1, 1931(a)(b)............  Series D Bonds                February 1, 1940
                        June 1, 1931(a)(b)................  Subject Properties            February 1, 1940
                        October 1, 1932(a)(b).............  Series E Bonds                February 1, 1940
                        September 25, 1935(a)(b)..........  Series F Bonds                February 1, 1940
                        September 1, 1936(a)(b)...........  Series G Bonds                February 1, 1940
                        November 1, 1936(a)(b)............  Subject Properties            February 1, 1940
                        February 1, 1940(a)(b)............  Subject Properties            September 1, 1947
                        December 1, 1940(a)(b)............  Series H Bonds and Ad-        September 1, 1947
                                                              ditional Provisions
                        September 1, 1947(a)(b)(c)........  Series I Bonds,               November 15, 1951
                                                              Subject Properties and
                                                              Additional Provisions
                        March 1, 1950(a)(b)(c)............  Series J Bonds                November 15, 1951
                                                              and Additional Provisions
                        November 15, 1951(a)(b)(c)........  Series K Bonds                January 15, 1953
                                                              Additional Provisions and
                                                              Subject Properties
                        January 15, 1953(a)(b)............  Series L Bonds                May 1, 1953

                                                                                                     RECORDED AND/OR
                                                                                                   FILED AS SET FORTH IN
                                   SUPPLEMENTAL                        PURPOSE OF                     SUPPLEMENTAL
                                    INDENTURE                         SUPPLEMENTAL                      INDENTURE
                                   DATED AS OF                         INDENTURE                       DATED AS OF:
                                   ------------                       ------------                 ---------------------
                         May 1, 1953(a)............................  Series M Bonds                 March 15, 1954
                                                                       and Subject Properties
                         March 15, 1954(a)(c)......................  Series N Bonds                 May 15, 1955
                                                                       and Subject Properties
                         May 15, 1955(a)(c)........................  Series O Bonds                 August 15, 1957
                                                                       and Subject Properties
                         August 15, 1957(a)(c).....................  Series P Bonds                 June 1, 1959
                                                                       Additional Provisions and
                                                                       Subject Properties
                         June 1, 1959(a)(c)........................  Series Q Bonds                 December 1, 1966
                                                                       and Subject Properties
                         December 1, 1966(a)(c)....................  Series R Bonds                 October 1, 1968
                                                                       Additional Provisions and
                                                                       Subject Properties
                         October 1, 1968(a)(c).....................  Series S Bonds                 December 1, 1969
                                                                       and Subject Properties
                         December 1, 1969(a)(c)....................  Series T Bonds                 July 1, 1970
                                                                       and Subject Properties
                         July 1, 1970(c)...........................  Series U Bonds                 December 15, 1970
                                                                       and Subject Properties
                         December 15, 1970(c)......................  Series V and                   June 15, 1971
                                                                       Series W Bonds
                         June 15, 1971(c)..........................  Series X Bonds                 November 15, 1971
                                                                       and Subject Properties
                         November 15, 1971(c)......................  Series Y Bonds                 January 15, 1973
                                                                       and Subject Properties
                         January 15, 1973(c).......................  Series Z Bonds                 May 1, 1974
                                                                       and Subject Properties
                         May 1, 1974...............................  Series AA Bonds                October 1, 1974
                                                                       and Subject Properties
                         October 1, 1974...........................  Series BB Bonds                January 15, 1975
                                                                       and Subject Properties
                         January 15, 1975..........................  Series CC Bonds                November 1, 1975
                                                                       and Subject Properties
                         November 1, 1975..........................  Series DDP Nos. 1-9 Bonds and  December 15, 1975
                                                                       Subject Properties
                         December 15, 1975.........................  Series EE Bonds                February 1, 1976
                                                                       and Subject Properties
                         February 1, 1976..........................  Series FFR Nos. 1-13 Bonds     June 15, 1976
                         June 15, 1976.............................  Series GGP Nos. 1-7 Bonds and  July 15, 1976
                                                                       Subject Properties
                         July 15, 1976.............................  Series HH Bonds                February 15, 1977
                                                                       and Subject Properties
                         February 15, 1977.........................  Series MMP Bonds and Subject   March 1, 1977
                                                                       Properties
                         March 1, 1977.............................  Series IIP Nos. 1-7 Bonds,     June 15, 1977
                                                                       Series JJP Nos. 1-7 Bonds,
                                                                       Series KKP Nos. 1-7 Bonds
                                                                       and Series LLP Nos. 1-7
                                                                       Bonds
                         June 15, 1977.............................  Series FFR No. 14 Bonds and    July 1, 1977
                                                                       Subject Properties

                                                                                                     RECORDED AND/OR
                                                                                                   FILED AS SET FORTH IN
                                   SUPPLEMENTAL                        PURPOSE OF                     SUPPLEMENTAL
                                    INDENTURE                         SUPPLEMENTAL                      INDENTURE
                                   DATED AS OF                         INDENTURE                       DATED AS OF:
                                   ------------                       ------------                 ---------------------
                         July 1, 1977..............................  Series NNP Nos. 1-7 Bonds and  October 1, 1977
                                                                       Subject Properties
                         October 1, 1977...........................  Series GGP Nos. 8-22 Bonds     June 1, 1978
                                                                       and Series OOP Nos. 1-17
                                                                       Bonds and Subject
                                                                       Properties
                         June 1, 1978..............................  Series PP Bonds,               October 15, 1978
                                                                       Series QQP Nos. 1-9 Bonds
                                                                       and Subject Properties
                         October 15, 1978..........................  Series RR Bonds                March 15, 1979
                                                                       and Subject Properties
                         March 15, 1979............................  Series SS Bonds                July 1, 1979
                                                                       and Subject Properties
                         July 1, 1979..............................  Series IIP Nos. 8-22 Bonds,    September 1, 1979
                                                                       Series NNP Nos. 8-21 Bonds
                                                                       and Series TTP Nos. 1-15
                                                                       Bonds and Subject
                                                                       Properties
                         September 1, 1979.........................  Series JJP No. 8 Bonds,        September 15, 1979
                                                                       Series KKP No. 8 Bonds,
                                                                       Series LLP Nos. 8-15 Bonds,
                                                                       Series MMP No. 2 Bonds and
                                                                       Series OOP No. 18 Bonds and
                                                                       Subject Properties
                         September 15, 1979........................  Series UU Bonds                January 1, 1980
                         January 1, 1980...........................  1980 Series A Bonds and        April 1, 1980
                                                                       Subject Properties
                         April 1, 1980.............................  1980 Series B Bonds            August 15, 1980
                         August 15, 1980...........................  Series QQP Nos. 10-19 Bonds,   August 1, 1981
                                                                       1980 Series CP Nos. 1-12
                                                                       Bonds and 1980 Series DP
                                                                       No. 1-11 Bonds and Subject
                                                                       Properties
                         August 1, 1981............................  1980 Series CP Nos. 13-25      November 1, 1981
                                                                       Bonds and Subject
                                                                       Properties
                         November 1, 1981..........................  1981 Series AP Nos. 1-12       June 30, 1982
                                                                       Bonds
                         June 30, 1982.............................  Article XIV Reconfirmation     August 15, 1982
                         August 15, 1982...........................  1981 Series AP Nos. 13-14 and  June 1, 1983
                                                                       Subject Properties
                         June 1, 1983..............................  1981 Series AP Nos. 15-16 and  October 1, 1984
                                                                       Subject Properties
                         October 1, 1984...........................  1984 Series AP and 1984        May 1, 1985
                                                                       Series BP Bonds and Subject
                                                                       Properties
                         May 1, 1985...............................  1985 Series A Bonds            May 15, 1985
                         May 15, 1985..............................  1985 Series B Bonds and        October 15, 1985
                                                                       Subject Properties

                                                                                                     RECORDED AND/OR
                                                                                                   FILED AS SET FORTH IN
                                   SUPPLEMENTAL                        PURPOSE OF                     SUPPLEMENTAL
                                    INDENTURE                         SUPPLEMENTAL                      INDENTURE
                                   DATED AS OF                         INDENTURE                       DATED AS OF:
                                   ------------                       ------------                 ---------------------
                         October 15, 1985..........................  Series KKP No. 9 Bonds and     April 1, 1986
                                                                       Subject Properties
                         April 1, 1986.............................  1986 Series A and Subject      August 15, 1986
                                                                       Properties
                         August 15, 1986...........................  1986 Series B and Subject      November 30, 1986
                                                                       Properties
                         November 30, 1986.........................  1986 Series C                  Janaury 31, 1987
                         January 31, 1987..........................  1987 Series A                  April 1, 1987
                         April 1, 1987.............................  1987 Series B and 1987 Series  August 15, 1987
                                                                       C
                         August 15, 1987...........................  1987 Series D and 1987 Series  November 30, 1987
                                                                       E and Subject Properties
                         November 30, 1987.........................  1987 Series F                  June 15, 1989
                         June 15, 1989.............................  1989 Series A                  July 15, 1989
                         July 15, 1989.............................  Series KKP No. 10              December 1, 1989
                         December 1, 1989..........................  Series KKP No. 11 and 1989     February 15, 1990
                                                                       Series BP

                 ------------------------------------------
                 (a) See Supplemental Indenture dated as of July 1, 1970 for
                     Interstate Commerce Commission filing and recordation information.

                 (b) See Supplemental Indenture dated as of May 1, 1953 for
                     Secretary of State of Michigan filing information.

                 (c) See Supplemental Indenture dated as of May 1, 1974 for
                     County of Genesee, Michigan recording and filing information.

                     Further, pursuant to the terms and provisions of the
                 Original Indenture, a Supplemental Indenture dated as of February 15, 1990 providing for the terms of bonds to be issued thereunder of 1990 Series A, 1990 Series B, 1990 Series C, 1990 Series D, 1990 Series E and 1990 Series F has heretofore been entered into between the Company and the Trustee and has been filed in the Office of the Secretary of State of Michigan as a financing statement on February 16, 1990 (Filing No. 01086B), has been filed and recorded in the Office of the Interstate Commerce Commission (Recordation No. 5485-PPP), and has been recorded as a real estate mortgage in the offices of the respective Register of Deeds of certain counties in the State of Michigan, as follows:

                                                                                LIBER OF
                                                                                MORTGAGES
                                                                                OR COUNTY
                                   COUNTY                 RECORDED               RECORDS             PAGE
                                   ------                 --------              ---------            ----
                        Genesee.....................  February 16, 1990            2527            243-308
                        Huron.......................  February 16, 1990             536            253-318
                        Ingham......................  February 16, 1990            1802           1263-1328
                        Lapeer......................  February 16, 1990             681             14-79
                        Lenawee.....................  February 16, 1990            1117            482-547
                        Livingston..................  February 16, 1990            1391           0791-0856
                        Macomb......................  February 16, 1990           04817            217-282
                        Mason.......................  February 16, 1990             389            392-457
                        Monroe......................  February 16, 1990            1109           0521-0586
                        Oakland.....................  February 16, 1990           11263            383-448
                        Sanilac.....................  February 16, 1990             408            660-725
                        St. Clair...................  February 16, 1990             950            838-903
                        Tuscola.....................  February 16, 1990             600            176-241
                        Washtenaw...................  February 16, 1990            2385            517-582
                        Wayne.......................  February 16, 1990           24536            582-647

RECORDING OF            All the bonds of Series A which were issued under the
CERTIFICATES        Original Indenture dated as of October 1, 1924, and of
OF PROVISION        Series B, C, D, E, F, G, H, I, J, K, L, M, N, O, P, Q, W,
FOR PAYMENT.        BB, CC, DDP Nos. 1-8, FFR Nos. 1-11, GGP Nos. 1-6 and 8-16,
                    IIP Nos. 1-6 and 8-14, JJP Nos. 1-6, KKP Nos. 1-6, LLP Nos.
                    1-6 and 8-14, NNP Nos. 1-6 and 8-14, OOP Nos. 1-9, QQP Nos.
                    1-8 and 10-15 and TTP Nos. 1-7, 1980 Series A, 1980 Series
                    CP Nos. 1-12 and 13-17, 1980 Series DP Nos. 1-11 and 1981
                    Series AP Nos. 1-5 which were issued under Supplemental
                    Indentures dated as of, respectively, June 1, 1925, August
                    1, 1927, February 1, 1931, October 1, 1932, September 25,
                    1935, September 1, 1936, December 1, 1940, September 1,
                    1947, November 15, 1951, January 15, 1953, May 1, 1953,
                    March 15, 1954, May 15, 1955, August 15, 1957, December 15,
                    1970, October 1, 1974, January 15, 1975, November 1, 1975,
                    February 1, 1976, June 15, 1976, October 1, 1977, March 1,
                    1977, July 1, 1979, March 1, 1977, March 1, 1977, March 1,
                    1977, September 1, 1979, July 1, 1977, July 1, 1979, October
                    1, 1977, June 1, 1978, October 1, 1977, July 1, 1979,
                    January 1, 1980, August 15, 1980 and November 1, 1981 have matured or have been called for redemption and funds sufficient for such payment or redemption have been irrevocably deposited with the Trustee for that purpose; and Certificates of Provision for Payment have been recorded in the offices of the respective Registers of Deeds of certain counties in the State of Michigan, with respect to all bonds of Series A, B, C, D, E, F, G, H, K, L, M, O, W, BB, CC, DDP
                    Nos. 1 and 2, FFR Nos. 1-3, GGP Nos. 1 and 2, IIP No. 1, JJP
                    No. 1, KKP No. 1, LLP No. 1 and GGP No. 8.

                                   PART III.
                                  THE TRUSTEE.

TERMS AND               The Trustee hereby accepts the trust hereby declared and
CONDITIONS OF       provided, and agrees to perform the same upon the terms and
ACCEPTANCE OF       conditions in the Original Indenture, as amended to date and
TRUST BY TRUSTEE.   as supplemented by this Supplemental Indenture, and in this
                    Supplemental Indenture set forth, and upon the following terms and conditions:

                        The Trustee shall not be responsible in any manner
                    whatsoever for and in respect of the validity or sufficiency of this Supplemental Indenture or the due execution hereof by the Company or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely.

                                    PART IV.
                                 MISCELLANEOUS.

EXECUTION IN            This Supplemental Indenture may be simultaneously
COUNTERPARTS.       executed in any number of counterparts, each of which when so executed shall be deemed to be an original; but such counterparts shall together constitute but one and the same instrument.

TESTIMONIUM.            IN WITNESS WHEREOF, The Detroit Edison Company and
                      Bankers Trust Company have caused these presents to be
                    signed in their respective corporate names by their respective Chairmen of the Board, Presidents, Vice Presidents, Assistant Vice Presidents or Treasurers and impressed with their respective corporate seals, attested by their respective Secretaries or Assistant Secretaries, all as of the day and year first above written.


                                                 THE DETROIT EDISON COMPANY,

                    (Corporate Seal)             By  /s/ L. L. LOOMANS
                                                   ----------------------------
                                                         L. L. Loomans
                                                   Vice President and Treasurer

EXECUTION.          Attest:

                         /s/ SUSAN M. BEALE
                    -------------------------------
                            Susan M. Beale
                              Secretary

                    Signed, sealed and delivered by THE DETROIT
                    EDISON COMPANY, in the presence of

                           /s/ PEARL KOTTER
                    -------------------------------
                             Pearl Kotter

                         /s/ BETTY M. HANSEN
                    -------------------------------
                           Betty M. Hansen

                    (Corporate Seal)
                                                 BANKERS TRUST COMPANY,

                                                 By   /s/ BARBARA A. JOINER
                                                   ----------------------------
                                                        Barbara A. Joiner
                                                         Vice President
                    Attest:

                         /s/ SANDRA SHIRLEY
                    -------------------------------
                          Sandra Shirley
                        Assistant Secretary

                    Signed, sealed and delivered by
                    BANKERS TRUST COMPANY, in the
                    presence of

                         /s/ ERIC M. HAWNER
                    -------------------------------
                           Eric M. Hawner

                        /s/ Y. PATRICIA BLUE
                    -------------------------------
                         Y. Patricia Blue

                    STATE OF MICHIGAN
                                          SS.:
                    COUNTY OF WAYNE

ACKNOWLEDGMENT      On this 6th day of November, 1990, before me, the
OF EXECUTION        subscriber, a Notary Public within and for the County of
BY COMPANY.         Wayne, in the State of Michigan, personally appeared L. L.
                    Loomans, to me personally known, who, being by me duly sworn, did say that he does business at 2000 Second Avenue, Detroit, Michigan 48226 and is the Vice President and
                    Treasurer of THE DETROIT EDISON COMPANY, one of the corporations described in and which executed the foregoing instrument; that he knows the corporate seal of the said corporation and that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors and that he subscribed his name thereto by like authority; and said
                    L. L. Loomans, acknowledged said instrument to be the free act and deed of said corporation.

                                                   /s/ JANET A. SCULLEN
                    (Notarial Seal)            ------------------------------
                                               Janet A. Scullen, Notary Public
                                                     Macomb County, MI
                                                 (Acting in Wayne County)
                                            My Commission Expires March 30, 1993


                    STATE OF NEW YORK
                                       SS.:
                    COUNTY OF NEW YORK

ACKNOWLEDGMENT      On this 5th day of November, 1990, before me, the
OF EXECUTION        subscriber, a Notary Public within and for the County of New
BY TRUSTEE.         York, in the State of New York, personally appeared Barbara
                    A. Joiner, to me personally known, who, being by me duly sworn, did say that she does business at Four Albany Street, New York, New York 10015, and is Vice President of BANKERS
                    TRUST COMPANY, one of the corporations described in and which executed the foregoing instrument; that she knows the corporate seal of the said corporation and that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors and that she subscribed her name thereto by like authority; and said Barbara A. Joiner acknowledged said instrument to be the free act and deed of said corporation.

                    (Notarial Seal)
                                                   /s/ DESIREE MARSHALL
                                          ------------------------------------
                                                     Desiree Marshall
                                             Notary Public, State of New York
                                                      No. 24-4885294
                                                Qualified in Kings County
                                          Certificate filed in New York County
                                          Commission Expires February 17, 1991

                   STATE OF MICHIGAN
                                      SS.:
                   COUNTY OF WAYNE

AFFIDAVIT AS TO    L. L. Loomans, being duly sworn, says: that he is the Vice
CONSIDERATION      President and Treasurer of THE DETROIT EDISON COMPANY, the
AND GOOD FAITH.    Mortgagor named in the foregoing instrument, and that he has knowledge of the facts in regard to the making of said instrument and of the consideration therefor; that the consideration for said instrument was and is actual and adequate, and that the same was given in good faith for the purposes in such instrument set forth.

                                                        /s/ L. L. LOOMANS
                                                   ---------------------------
                                                           L. L. Loomans

                   Sworn to before me this 6th day of
                   November, 1990

                             /s/ JANET A. SCULLEN
                   -------------------------------------
                       Janet A. Scullen, Notary Public
                              Macomb County, MI
                          (Acting in Wayne County)
                   My Commission Expires March 30, 1993

                   (Notarial Seal)

                         This instrument was drafted by Frances B. Rohlman,
                    Esq., 2000 Second Avenue, Detroit, Michigan 48226